EXHIBIT 99.373

Enhanced PX Market Energy and Transmission Trading Physically Feasible Schedules June 8, 1999

Enhancements to PX DA Market Expand PX Day-Ahead market to allow trading of transmission. Model dependencies between hours in the PX Day-Ahead market.

Shortcomings in DA Market PX market not final when congestion exists. If congestion exists, participants do not know schedules and prices until 1:00 PM. Cuts into time PX participants have to schedule their resources and arrange trades to meet PX commitments. ISO determines purchases and sales in PX market when congestion exists. ISO may make out-of-market decisions that distort PX zonal market clearing prices.

Shortcomings in DA Market Inter-SC trades cannot participate in congestion management. Inter-SC trade cannot indicate desire change schedule in response to change in zonal price. Inability to respond to swings in PX zonal prices makes PX market less attractive to inter-SC trades. Inter-SC trades exposed to greater price risks.

Shortcomings in DA Market Gaming potential when congestion exists. 7:00 AM purchases and sales have no location specified. Schedule across small intertie to back out of 7:00 AM at no cost. Distort PX market since inter-SC trades cannot submit adjustment bids for ISO cong. management. PX participation in congestion management shrinks. Increases in PX zonal prices in import zones may be larger than if inter-SC trades could participate in cong. mgmt. Sell replacement energy in import zone at high price. Make PX less attractive to buyers in import zones.

Solution: Trade Transmission in DA Market PX participants required to bid by zone. Specify zone for supply and demand portfolios. Allow transmission owners to bid to sell their transmission rights in PX DA market. Transmission bid specifies MW capacity available, $/MW price for capacity, sending zone, receiving zone. A variety of types of transmission rights may be traded: FTRs ETCs Transmission rights of non-PTOs (e.g. munis)

Solution: Trade Transmission in DA Market PX schedules supply portfolios, demand portfolios and transmission capacity in DA market. Minimize cost of supplies scheduled plus cost of transmission acquired less value of demands scheduled Subject to Total energy supply equals total energy demand Flow scheduled on each interzonal path is less than or equal to capacity right purchased by PX on path.

Example: Transmission Trading A B 0 £ GA1 £ 300 @ $15/MWh 0 £ GA2 £ 300 @ $30/MWh 0 £ DA1 £ 200 @ $200/MWh 0 £ GB1 £ 150 @ $50/MWh 0 £ GB2 £ 300 @ $95/MWh 0 £ DB1 £ 300 @ $100/MWh 0 £ FTRA->B £ 200 @ $15/MWh Four supply portfolios bid by zone Two demand portfolios bid by zone One FTR bids to sell transmission PX schedules to minimize cost of supply schedules less demand schedules plus transmission rights purchased

# Example: Transmission Trading



$G_{A1}^{PX} = 300$
$0 \le G_{A1} \le 300$
@ $15/MWh
$G_{A2}^{PX} = 100$
$0 \le G_{A2} \le 300$
@ $30/MWh
$D_{A1}^{PX} = 200$
$0 \le D_{A1} \le 200$
@ $200/MWh
$G_{B1}^{PX} = 100$
$0 \le G_{B1} \le 150$
@ $50/MWh
$G_{B2}^{PX} = 0$
$0 \le G_{B2} \le 300$
@ $95/MWh
$D_{B1}^{PX} = 300$
$0 \le D_{B1} \le 300$
@ $100/MWh
A
B
$FTR_{A>B}^{PX} = 200$
$0 \le FTR_{A>B} \le 200$
@ $15/MWh
$\lambda_A^{7AM}$ = $30/MWh
$\lambda_B^{7AM}$ = $50/MWh

- Value of transmission to PX is the zonal price difference of $\lambda_B - \lambda_A$ = $20/MWh
- PX buys and schedules all 200 MW of FTR offered at $15/MW.

9

Example: Transmission Trading Settlements at 7:00 AM DA1 pays $30/MWh 200 MWh = $6,000 DB1 pays $50/MWh 300 MWh = $15,000 GA1 paid $30/MWh 300 MWh = $9,000 GA2 paid $30/MWh 100 MWh = $3,000 GB1 paid $50/MWh 100 MWh = $5,000 GB2 paid $50/MWh 0 MWh = $0

Example: Transmission Trading Settlements at 7:00 AM PX pays FTRA->B $20/MWh 200 MWh = $4,000 for transmission rights purchased at 7:00 AM. ISO will pay FTR owner congestion rents on the 200 MW from ISO's congestion market. PX bought the right to use the transmission PX will collect the congestion rents paid to the FTR by ISO.

Benefits of Transmission Trading PX schedules are feasible at 7:00 AM. Transmission flows are within capacity rights. PX schedules are financially binding at 7:00 AM. PX can settle with its participants based on 7:00 AM schedules. PX participants have price and schedule certainty at 7:00 AM. Inter-SC trades not exposed to ISO congestion management prices without ability to respond.

# Example: PX Participants do not Participate in ISO Cong. Mgmt.



PX
$G_{A1}^{PX} = 300$
No Adj Bid
$G_{A2}^{PX} = 100$
No Adj Bid
$D_{A1}^{PX} = 200$
No Adj Bid
$G_{B1}^{PX} = 100$
No Adj Bid
$G_{B2}^{PX} = 0$
No Adj Bid
$D_{B1}^{PX} = 300$
No Adj Bid
A
B
$0 \le F_{A>B} \le 300$
$G_{SCA}^{IPS} = 300$
$0 \le G_{SCA} \le 300$
@ $0/MWh
$D_{SCB}^{IPS} = 300$
$0 \le D_{SCB} \le 300$
@ $100/MWh
SC

13

# Example: PX Participants do not Participate in ISO Cong. Mgmt.


PX
$G_{A1}^{FS}$ = 300
No Adj Bid
$G_{A2}^{FS}$ = 100
No Adj Bid
$D_{A1}^{FS}$ = 200
No Adj Bid
$G_{B1}^{FS}$ = 100
No Adj Bid
$G_{B2}^{FS}$ = 0
No Adj Bid
$D_{B1}^{FS}$ = 300
No Adj Bid
A
B
$F_{A\text{-}>B}$ = 300
Usage Charge = $100/MWh
$G_{SCA}^{FS}$ = 100
$0 \leq G_{SCA} \leq 300$
@ $0/MWh
$D_{SCB}^{FS}$ = 100
$0 \leq D_{SCB} \leq 300$
@ $100/MWh
SC

14

Example: PX Participants do not Participate in ISO Cong. Mgmt. Settlements at 1:00 PM PX schedules do not change. No adjustments to 7:00 AM settlements with supplies and demands. PX bought right to use 200 MW of FTRA->B at 7:00 AM. ISO pays FTR congestion rents for 200 MW $100/MWh 200 MWh = $20,000. ISO charges PX congestion rents for use of 200 MW $100/MWh 200 MWh = $20,000. PX collects congestion rents for 200 MW from FTR $100/MWh 200 MWh = $20,000. ISO congestion fees do not affect PX.

Benefits of Transmission Trading PX allows trading and scheduling of FTRs. ISO to sell FTRs on 100% of NFU capacity. Increases importance of PX ability to schedule FTRs. Increases importance of non-ISO transmission markets.

Benefits of Transmission Trading PX facilitates trading of ETC capacity. ETC owners can bid to sell the right to schedule their ETCs to other PX participants for a price. PX schedules ETCs it purchases with ISO. ISO market does not allow ETC owners to sell transmission rights to others via CONG.

Benefits of Transmission Trading PX facilitates trading of non-PTO transmission capacity. Non-PTOs can bid to sell the right to use their capacity to PX participants for a price. PX does not schedule non-PTO transmission with ISO. PX schedules energy purchase by non-PTO equal to the transmission sold by non-PTO in export zone and matching sale by non-PTO in import zone. ISO market does not allow non-PTO to schedule or sell transmission rights via CONG.

Benefits of Transmission Trading PX DA transmission market can become larger than ISO DA transmission congestion market. ISO only allows trading of NFU capacity (including FTRs) and scheduling of ETCs. PX allows scheduling and trading of FTRs, ETCs, and non-PTO transmission capacity.

Benefits of Transmission Trading PX participants can bid in ISO CONG market. Participants can submit voluntary adjustment bids. Sell transmission capacity acquired in PX auction. Buy more transmission capacity if additional capacity is made available in ISO market. ISO adjusts schedules based on adjustment bids. PX calculates new zonal prices after ISO CONG. PX settles the CHANGES to its participants' schedules from their 7:00 AM schedules at these zonal prices. Does not affect PX settlements on the 7:00 AM schedules.

# Example: Participate in ISO CONG


PX
$G_{A1}^{PX} = 300$
$0 \le G_{A1} \le 300$
@ $15/MWh
$G_{A2}^{PX} = 100$
No Adj Bid
$D_{A1}^{PX} = 200$
No Adj Bid
$G_{B1}^{PX} = 100$
$0 \le G_{B1} \le 150$
@ $50/MWh
$G_{B2}^{PX} = 0$
$0 \le G_{B2} \le 300$
@ $95/MWh
$D_{B1}^{PX} = 300$
No Adj Bid
A
B
$0 \le F_{A>B} \le 300$
$G_{SCA}^{IPS} = 300$
$0 \le G_{SCA} \le 300$
@ $0/MWh
$D_{SCB}^{IPS} = 300$
$0 \le D_{SCB} \le 300$
@ $100/MWh
SC

21

# Example: Participate in ISO CONG



PX
$G_{A1}^{FS} = 100$
$0 \leq G_{A1} \leq 300$
@ $15/MWh
$G_{A2}^{FS} = 100$
No Adj Bid
$D_{A1}^{FS} = 200$
No Adj Bid
$G_{B1}^{FS} = 150$
$0 \leq G_{B1} \leq 150$
@ $50/MWh
$G_{B2}^{FS} = 150$
$0 \leq G_{B2} \leq 300$
@ $95/MWh
$D_{B1}^{FS} = 300$
No Adj Bid
A
B
$\lambda_A^{1PM}$ = $15/MWh
$\lambda_B^{1PM}$ = $95/MWh
$F_{A>B} = 300$
Usage Charge = $80/MWh
$G_{SCA}^{FS} = 300$
$0 \leq G_{SCA} \leq 300$
@ $0/MWh
SC
$D_{SCB}^{FS} = 300$
$0 \leq D_{SCB} \leq 300$
@ $100/MWh

22

Example: Participate in ISO CONG Settlements at 1:00 PM Settle for changes to PX schedules. GA1 buys back 200 MWh @ $15/MWh. Receives $9,000 for 7:00 AM schedule Pays $3,000 for change at 1 PM Net $6,000 for 100 MWh GB1 sells additional 50 MWh @ $95/MWh. Receives $5,000 for 7:00 AM schedule Receives $4,750 for change at 1 PM Net $9,750 for 150 MWh GB2 sells additional 150 MWh @ $95/MWh. Receives $14,250 for 150 MWh.

Example: Transmission Trading Settlements at 1:00 PM PX bought right to use 200 MW FTRA->B at 7AM. ISO pays FTR for the 200 MW of capacity $80/MWh 200 MWh = $16,000. ISO chages PX for 0 MW of transmission used $80/MWh 0 MWh = $0. PX collects congestion rents on 200 MW from FTR $80/MWh 200 MWh = $16,000 PX participants sell the 200 MW of FTR PX purchased at 7:00 AM to SC in ISO's congestion market at 1 PM.

Benefits of Transmission Trading All participants in all zones are treated equally. No zone is given special status. No participant is exposed to congestion risks from which other participants are shielded by PX market structure.

Problems in DA Market Hours in PX DA market are independent. Participants cannot indicate restrictions on their ability to change their schedules from one hour to next. Participants may not be able to follow their schedules over the course of the day. Participants are exposed to the financial risk of selling excess production or buying shortfall in production in hour-ahead or real-time market. ISO may require resource schedules to be physically feasible. ISO may impose fines or sanctions if not satisfied.

Problems in DA Market Hours in PX DA market are independent. Energy marketer may wish to sell or buy energy at a constant level in a block of hours. Many energy markets are geared to such trades. E.g. PX Block Forward Market Inability to sell or buy power at a constant level over a block of hours may increase financial risk to power marketers participating in PX. May make PX DA market less attractive.

Solution: Couple Hours in DA Market Allow participants to specify constraints on changes in their schedules from hour to hour. Ramping constraints on portfolios to reflect physical capability of resources in portfolio. Constant energy level in set of hours to model block energy trades.

Solution: Couple Hours in DA Market Treating all hours of day simultaneously: Minimize sum over day of cost of supplies scheduled in each hour plus cost of transmission acquired in each hour less value of demands scheduled in each hour Subject to Total supply equals total demand in each hour Flow scheduled on each path is less than or equal to capacity right purchased by PX on path in each hour Changes in schedules from hour to hour are within the constraints specified by each portfolio.

# Example: Coupled Hours



Hour 1
$0 \le G_{A1H1} \le 100$ @ \$10/MWh
$0 \le G_{A2H1} \le 300$ @ \$20/MWh
$0 \le D_{A1H1} \le 200$ @ \$200/MWh
A
$0 \le ETC_{A->BH1} \le 300$ @ \$25/MWh
B
$0 \le G_{B1H1} \le 100$ @ \$50/MWh
$0 \le G_{B2H1} \le 100$ @ \$60/MWh
$0 \le G_{B3H1} \le 100$ @ \$150/MWh
$0 \le D_{B1H1} \le 275$ @ \$200/MWh

*Ramping Constraint on* $G_{B2}$: $-10 \le G_{B2H2} - G_{B2H1} \le 10$



Hour 2
$0 \le G_{A1H2} \le 100$ @ \$10/MWh
$0 \le G_{A2H2} \le 300$ @ \$20/MWh
$0 \le D_{A1H2} \le 200$ @ \$200/MWh
A
$0 \le ETC_{A->BH2} \le 300$ @ \$25/MWh
B
$0 \le G_{B1H2} \le 100$ @ \$50/MWh
$0 \le G_{B2H2} \le 100$ @ \$60/MWh
$0 \le G_{B3H2} \le 100$ @ \$150/MWh
$0 \le D_{B1H2} \le 350$ @ \$200/MWh

30

# Example: Coupled Hours


Hour 1
$G_{A1H1}^{PX} = 100$
$0 \le G_{A1H1} \le 100$
@ \$10/MWh
$G_{A2H1}^{PX} = 300$
$0 \le G_{A2H1} \le 300$
@ \$20/MWh
$D_{A1H1}^{PX} = 200$
$0 \le D_{A1H1} \le 200$
@ \$200/MWh
A
$\lambda_{AH1}$ = \$25/MWh
$ETC_{A->BH1}^{PX} = 200$
$0 \le ETC_{A->BH1} \le 300$
@ \$25/MWh
$G_{B1H1}^{PX} = 35$
$0 \le G_{B1H1} \le 100$
@ \$50/MWh
$G_{B2H1}^{PX} = 40$
$0 \le G_{B2H1} \le 100$
@ \$60/MWh
$G_{B3H1}^{PX} = 0$
$0 \le G_{B3H1} \le 100$
@ \$150/MWh
$D_{B1H1}^{PX} = 275$
$0 \le D_{B1H1} \le 275$
@ \$200/MWh
B
$\lambda_{BH1}$ = \$50/MWh

*Ramping on $G_{B2}$:* $G_{B2H2}^{PX} - G_{B2H1}^{PX} = 10$


Hour 2
$G_{A1H2}^{PX} = 100$
$0 \le G_{A1H2} \le 100$
@ \$10/MWh
$G_{A2H2}^{PX} = 300$
$0 \le G_{A2H2} \le 300$
@ \$20/MWh
$D_{A1H2}^{PX} = 200$
$0 \le D_{A1H1} \le 200$
@ \$200/MWh
A
$\lambda_{AH2}$ = \$45/MWh
$ETC_{A->BH2}^{PX} = 200$
$0 \le ETC_{A->BH2} \le 300$
@ \$25/MWh
$G_{B1H2}^{PX} = 100$
$0 \le G_{B1H2} \le 100$
@ \$50/MWh
$G_{B2H2}^{PX} = 50$
$0 \le G_{B2H2} \le 100$
@ \$60/MWh
$G_{B3H2}^{PX} = 0$
$0 \le G_{B3H2} \le 100$
@ \$150/MWh
$D_{B1H2}^{PX} = 350$
$0 \le D_{B1H2} \le 350$
@ \$200/MWh
B
$\lambda_{BH2}$ = \$70/MWh

31

Example: Marginal Costs It is easy to calculate the marginal costs. Increase zone B demand by 1 MWh in hour 1 PX's least-cost response is to increase GB1 by 1 MWh at a cost of $50/MWh. Increase zone B demand by 1 MWh in hour 1 PX's least-cost response is to increase GB2 by 1 MWh at a cost of $60/MWh. However, due to ramping constraints, schedules in hour 1 are affected Increase GB2 in hr 1 by 1 MWh at a cost of $60/MWh Decrease GB1 in hr 1 by 1 MWh at a savings of $50/MWh Sum of cost of changes is $70/MWh.

Settlements Each hour is settled independently at the schedules and prices determined by the PX at 7:00 AM. Each supply portfolio is paid the hour's zonal marginal cost for its schedule in the hour. Each demand portfolio is charged the hour's zonal marginal cost for its schedule in the hour. Each transmission right is paid the difference in the hour's zonal marginal costs for its capacity scheduled in the hour.

Maintains Uniform Prices PX sets one price per zone per hour. All energy purchases and sales in a zone in an hour are settled at same nondiscriminatory price. Energy price in a zone is the zonal marginal cost fr the hour (the cost of meeting an increment of load in the zone in hour).

Maintains Payment Sufficiency Total revenues paid by PX over day to a supply portfolio cover its bid cost over the day. Holds as long as portfolio does not force PX to schedule its supply by constraining schedule away from 0 MWh. Total charges by PX over day to a demand portfolio over the day are less than its bid value over the day. Holds as long as portfolio does not force PX to schedule its demand by constraining schedule away from 0 MWh.

Maintains Individual Optimality At the PX prices, the PX's schedule for each portfolio and transmission right appears to optimal for that participant when viewed in isolation. Make any change to the PX's schedule for a participant that satisfies the constraints the participant specified in its bid. Increase in revenues will be less than or equal to the increase in bid cost for supplies and transmission. Increase in payments will be greater than or equal to increase in bid value of service for demands. No incentive to make unilateral change to PX schedule.

Maintains Transparency An individual participant can check validity of prices and schedules. Uniform prices Individual optimality of schedules